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                                 EXHIBIT 10.23


                    AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT


         AGREEMENT dated as of November 1, 1995 between Patrick L. Johnson ("Employee") and Roto-Rooter, Inc. (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated November 1, 1990 ("Employment Agreement"); and

         WHEREAS, Employee and the Company desire to amend the Employment Agreement in certain respects.

         NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of November 1, 1995 as follows:

         A. The date of October 31, 1997 set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of October 31, 1998 is hereby substituted therefor.

         B. The base salary amount of $160,500 per annum as set forth in the first sentence of Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $165,500 per annum is hereby substituted therefor.

         Except as specifically amended by this Amendment No. 5 to Employment Agreement, the Employment Agreement shall continue in full force and effect in accordance with its original terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                         EMPLOYEE


                                        /s/ Patrick L. Johnson
                                        -------------------------------------


                                        ROTO-ROOTER, INC.


                                        /s/ William R. Griffin
                                        -------------------------------------